SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INDEPENDENCE BREWING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                          INDEPENDENCE BREWING COMPANY
                              1000 E. COMLY STREET
                             PHILADELPHIA, PA 19149

                                                                    June 5, 1998

Dear Shareholders:

     It is my pleasure to invite you to the 1998 Annual Meeting of Shareholders of Independence Brewing Company to be held on Thursday, June 18, 1998 at 2:00 p.m., Eastern Daylight Time, at the offices of the Company, 1000 E. Comly Street, Philadelphia, PA 19149.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to complete, sign, date and return your proxy promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

     I hope that you will attend the Annual Meeting. The officers and directors of the Company look forward to seeing you at that time.

                                          Very truly yours,

                                          ROBERT W. CONNOR, JR.
                                          Chairman of the Board,
                                          President and Chief Executive Officer

                          INDEPENDENCE BREWING COMPANY
                              1000 E. COMLY STREET
                             PHILADELPHIA, PA 19149

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            THURSDAY, JUNE 18, 1998
                         ------------------------------

To our Shareholders:

     The Annual Meeting of Shareholders (the "Meeting") of Independence Brewing Company (the "Company") will be held on Thursday, June 18, 1998 at 2:00 p.m. E.D.T. at the offices of the Company, 1000 E. Comly Street, Philadelphia, PA 19149 for the following purposes:

          1. To elect six directors, each for a term of one year and until their respective successors have been elected and qualified;

          2. To ratify the appointment of Grant Thornton LLP, independent certified public accountants, to audit the accounts of the Company;

          3. To transact such other business as may properly come before the Meeting.

     Shareholders of record at 5:00 p.m. E.D.T. on June 4, 1998 are entitled to receive notice of and to vote at the Meeting.

     You are invited to attend the Meeting. Please carefully read the attached Proxy Statement for information regarding the matters to be considered and acted upon at the Meeting. We hope that you will attend the Meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN POSTAGE-PAID ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Meeting, you may withdraw your proxy and vote in person by ballot.

                                          By Order of the Board of Directors

                                          /s/ DOMINIC S. LIBERI
                                              --------------------------------
                                              Dominic S. Liberi
                                              Secretary

Philadelphia, PA
June 5, 1998

                          INDEPENDENCE BREWING COMPANY
                              1000 E. COMLY STREET
                             PHILADELPHIA, PA 19149

                         ------------------------------

                                PROXY STATEMENT

     This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Independence Brewing Company (the "Company") of proxies to be voted at the Annual Meeting of Shareholders scheduled to be held on Thursday, June 18, 1998, at 2:00 p.m. E.D.T., at the offices of the Company, 1000 E. Comly Street, Philadelphia, PA 19149, and any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the enclosed Proxy Card are being furnished on or about June 5, 1998, to all holders of record of the Company's Common Stock (the "Common Stock") as of 5:00 p.m. E.D.T. on June 4, 1998. A copy of the Company's 1997 Annual Report to Shareholders and financial statements for the fiscal year ended December 31, 1997, accompanies this Proxy Statement.

     At the Meeting, shareholders will elect six directors, each to serve for a term of one year. Shareholders will also act upon a proposal to ratify the appointment of Grant Thornton LLP, as the independent auditor of the Company.

                       VOTING SECURITIES AND RECORD DATE

     The Board of Directors has fixed 5:00 p.m. E.D.T. on June 4, 1998 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,357,058 shares of Common Stock issued and outstanding and there were no other voting securities of the Company. Each outstanding share of Common Stock entitles the record holder thereof to one vote. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Eligible shareholders of record may vote at the Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

     The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Meeting and casting a ballot.

     The proxy holders, Robert W. Connor, Jr. and William Moore, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by shareholders. The Proxy Card also authorizes the proxy holders to vote the shares represented with respect to any matters not known at the time this Proxy Statement was printed that may properly be presented for consideration at the Meeting. YOU MUST RETURN A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK.

     The cost of soliciting proxies will be borne by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and employees of the Company and personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the Company's business shall be managed by a Board of Directors of not less than five and not more than seven directors, with the number of directors to be fixed by the Board of Directors from time to time. The Board of Directors has fixed the number of directors which shall constitute the entire Board of Directors at seven.

     At the Meeting, six directors are to be elected. The Board of Directors has determined to leave one director position vacant at this time. All of the director nominees are presently directors of the Company. Each nominee has consented to being named as a nominee for director of the Company and has agreed to serve if elected. The directors will be elected to a one year term and until their successors have been elected and have qualified. In the event that any nominee should become unavailable or unable to serve as a director, the persons named as proxies on the Proxy Card will vote for the person(s) the Board of Directors recommends.

     Set forth below is certain information regarding each nominee for director, each of whose term of office will continue after the Meeting.

                   NAME                     AGE                      POSITION
                   ----                     ---                      --------
Robert W. Connor, Jr......................  35    Chairman of the Board, President, Chief
                                                  Executive Officer and Treasurer
William Moore.............................  41    Vice President, Director and Brewmaster
Stefan Karnavas...........................  35    Director
Michael R. Thompson.......................  45    Director
Dominic S. Liberi.........................  49    Director, Secretary
Stuart Winkler............................  45    Director

     ROBERT W. CONNOR, JR. Mr. Connor, founder of the Company, has been the Chairman of the Board, President, Chief Executive Officer and Treasurer of the Company since May, 1994. From 1991 to 1994, Mr. Connor was an Investment Consultant with Pennsylvania Merchant Group Ltd. Mr. Connor was also the Vice President, Secretary and a member of the Board of Directors of Independence Florida, a Florida business corporation, from April, 1995 until January, 1997.

     WILLIAM MOORE. Mr. Moore has been the Company's Brewmaster since May, 1994. From May, 1994 to July, 1997, Mr. Moore also served as Secretary of the Company. Since July, 1997, Mr. Moore has served as Vice President of the Company. From 1990 to 1994, Mr. Moore was the head brewer for Stoudt's Brewery in Adamstown, Pennsylvania.

     STEFAN KARNAVAS. Mr. Karnavas has been a director of the Company since July, 1996. Mr. Karnavas has been the Chief Financial Officer of the Cobblestone Golf Group, Inc. since April, 1996. From 1990 to 1996, Mr. Karnavas was the Treasurer of Horizon Cellular Telephone Company.

     MICHAEL R. THOMPSON. Mr. Thompson has been a director of the Company since December, 1996. Since April, 1991, Mr. Thompson has been employed by Turner Investments Partners, Inc. ("TIP") and is responsible for new business activities and client services. TIP provides investment management services primarily to institutional investors.

     STUART WINKLER. Mr. Winkler has been a director of the Company since June 18, 1997. Since July, 1988, Mr. Winkler has been employed by A.S. Goldmen & Co., Inc., an investment banking firm, as Vice President.

     DOMINIC S. LIBERI. Mr Liberi has been a director since July 23, 1997. He is a practicing attorney and has operated a solo practice since May, 1995, and since January, 1998, Mr. Liberi also has served as Of Counsel with the firm of Dilworth Paxson LLP. From April, 1994 to May, 1995 Mr. Liberi was Of Counsel with the Firm of Clark, Ladner, Fortenbaugh and Young; from March, 1993 to April, 1994, Mr. Liberi was a shareholder and Managing Partner of Mannino Griffith, P.C. From September, 1991 to March, 1993 Mr. Liberi was Senior Associate with the firm of Rawle and Henderson and from August, 1984 to September, 1991, Mr. Liberi was an Associate with the firm of Dilworth, Paxson, Kalish & Kauffman. On May 12, 1998, Mr. Liberi was appointed Secretary of the Company.

     On May 28, 1997, director Jacques de Saint Phalle resigned from the Board. He was succeeded by Mr. Winkler.

     On June 18, 1997, Mr. Winkler was appointed to the Board pursuant to the request of the Company's underwriter of its initial public offering in February, 1997, A.S. Goldmen & Co., Inc. The Company had agreed to appoint a representative of the underwriter to the Board of Directors under the terms of the Underwriting Agreement between the parties.

     On July 23, 1997, the Board approved a resolution increasing the size of the Board from 5 to 7 positions and Mr. Liberi was appointed to fill one of the vacancies.

     Each member of the Board was elected to hold office for a period of one year and until his successor is elected and qualified or until such director's earlier death, resignation or removal. Directors will not receive any compensation for serving on the Board. The officers are elected by the Board and serve at the Board's discretion.

COMPENSATION OF DIRECTORS

     The following table sets forth the compensation paid to the Company's Chief Executive Officer for the year ended December 31, 1997 (the "Named Executive Officer"). No other executive officer of the Company received total annual salary and bonus in excess of $100,000 during the year ended December 31, 1997.

                                                           ANNUAL COMPENSATION
                                                           --------------------
NAME AND PRINCIPAL POSITION                                 SALARY      BONUS
---------------------------                                --------   ---------
Robert W. Connor, Jr.....................................  $90,000          --
  Chairman of the Board, President,
  Chief Executive Officer and Treasurer

  Director Compensation

     To date, the Company has not paid fees or other compensation to directors for serving on the Board of Directors or committees of the Board. Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof.

  Certain Business Relationship

     Dominic S. Liberi has served as a director of the Company since, July 23, 1997. Throughout 1997, Mr. Liberi provided legal services to the Company and was paid $107,061 for his services.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors held 16 meetings, including 10 regularly scheduled meetings and 6 additional meetings during fiscal year 1997. The Board of Directors has established standing Audit and Compensation committees, each of which is composed of non-employee members of the Board of Directors. The membership of each of these standing committees is determined from time to time by the Board. The Board of Directors has not established a nominating committee; the entire Board of Directors votes on nominations of directors for the Company.

     THE AUDIT COMMITTEE, which presently consists of Stephan Karnavas and Michael Thompson held one meeting during fiscal year 1997. The committee selects, subject to approval of the Board of Directors, a firm of independent certified public accountants to audit the books and accounts of the Company for the fiscal year for which they are appointed.

     THE COMPENSATION COMMITTEE, which presently consists of Stephan Karnavas and Michael Thompson did not meet during fiscal year 1997. The committee is responsible for the approval and administration of the compensation program for the executive officers of the Company. No increases in the compensation of the Company's executive officers were proposed or considered in 1997.

                OWNERSHIP OF INDEPENDENCE BREWING COMPANY STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock at May 31, 1998, including the effect of the exercise of any outstanding warrants by (i) each person known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director and the named executive officer of the Company and (iii) all directors and the named executive officer as a group.

                                                              NUMBER OF       PERCENTAGE OF
                                                                SHARES      OUTSTANDING SHARES
                                                             BENEFICIALLY           OF
           NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)        COMMON STOCK
           ------------------------------------              ------------   ------------------
Robert W. Connor, Jr.......................................     574,166           17.9%
  7510 McCallum Street
  Philadelphia, PA 19118
Winfield Capital Corp.(2)..................................   4,449,941           66.3%
  237 Mamaroneck Avenue
  White Plains, NY 10605
William Moore..............................................      50,000            1.6%
  274 Diamond Street
  Pottstown, PA 19464
Stefan Karnavas............................................      19,220               *
  Cobblestone Golf
  5220 Fiore Terrace
  Apartment M-304
  San Diego, CA 92122
Michael R. Thompson........................................      18,194               *
  1 Springton Pointe Drive
  Newtown Square, PA 19073
Stuart Winkler(3)..........................................        none              --
  219 Peacock Lane
  Merchantville, NJ 07751
Dominic S. Liberi..........................................       3,000               *
  226 Abbey Lane
  Lansdale, PA 19446
All officers and directors as a group (six persons)........     664,580           19.8%

------------------
 * Represents less than 1% of the outstanding shares of Common Stock.

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2) Includes 3,500,000 shares of Common Stock issuable upon the exercise of the Series B Warrant granted to Winfield, which is exercisable immediately at an exercise price of $6.00 per share.

(3) Mr. Winkler is Vice President of A.S. Goldmen & Co., Inc., the underwriter of the Company's initial public offering in 1997. In consideration for its services as the Company's underwriter, A.S. Goldmen & Co., Inc. received Underwriter Warrants to purchase 90,000 shares of the Company's Common Stock at an exercise price of $7.50 per share and 400,000 Redeemable Warrants. On February 12, 1998, A.S. Goldmen & Co., Inc. acquired an additional 600,000 Redeemable Warrants by exercise of its over-allotment option. Each Redeemable Warrant may be exercised at a purchase price of $6.00 for one share of Common Stock.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Common Stock (collectively, "Reporting Persons") to file initial reports of ownership and reports of changes of ownership of the Common Stock with the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market. Reporting Persons are required to furnish the Company with copies of all forms that they file under Section 16(a). Based solely upon a review of the copies of such forms received by the Company or written representations from Reporting Persons, the Company believes that, with respect to fiscal year 1997, all Reporting Persons complied with all applicable filing requirements under Section 16(a).

PROPOSAL 2 -- SELECTION OF AUDITORS

     The Board of Directors recommends that the shareholders ratify the selection of Grant Thornton LLP, independent certified public accountants, to audit the accounts of the Company for 1998.

     Services rendered in 1997 included audit of the annual financial statements and review of financial information included in filings with the Securities and Exchange Commission.

     Representatives of Grant Thornton LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             SHAREHOLDER PROPOSALS

     To date, the Company has received no shareholder proposals for inclusion in the Proxy Statement for the 1998 Annual Meeting of Shareholders submitted in accordance with Rule 14a-8 of the Exchange Act. Proposals for the 1999 Annual Meeting of Shareholders must be received at the offices of the Company, 1000 E. Comly Street, Philadelphia, PA 19149, not later than February 4, 1999 to be included in the Proxy Statement for that meeting.

                                 OTHER BUSINESS

     The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other business which others will present for consideration at the Meeting. Except as the Board of Directors may otherwise permit, only the business set forth and discussed in the Notice of Annual Meeting of Shareholders and this Proxy Statement may be acted on at the Meeting. If any other business does properly come before the Meeting the proxy holders will vote on such matters according to their discretion.

                                          By Order of the Board of Directors

                                          Dominic S. Liberi
                                          Secretary

     ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                          INDEPENDENCE BREWING COMPANY

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS -- JUNE 18, 1998

    The undersigned shareholder of Independence Brewing Company (the "Company"), revoking all previous proxies, hereby appoints Robert W. Connor, Jr. and William Moore and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at 2:00 p.m. at 1000 East Comly Street, Philadelphia, PA 19149, on June 18, 1998 and at any adjournment or postponement thereof. Said proxies are authorized and directed to vote as indicated with respect to the following matters:

1. Election of Directors
                          FOR / /         WITHHELD / /

  Nominees: Robert W. Connor, Jr., William Moore, Stefan Karnavas,
            Michael R. Thompson, Dominic S. Liberi, Stuart Winkler.

   For, except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

2. To ratify the appointment of Grant Thornton, LLP, Certified Public Accountants to audit the accounts of the Company for 1998.

                / / FOR         / / AGAINST         / / ABSTAIN

3. To transact such other business as may properly come before this meeting.

                                    (continued and to be signed on reverse side)

    This Proxy is solicited on behalf of the Board of Directors. Unless otherwise specified, the shares will be voted "FOR" all nominees and "FOR" appointment of Grant Thornton, LLP as auditor. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND ANNUAL REPORT OF INDEPENDENCE BREWING COMPANY.

                                             Dated: _____________________ , 1998

                                             ___________________________________
                                                  Signature of Shareholder

                                             ___________________________________
                                                  Signature of Shareholder

                                             NOTE: Please sign this Proxy
                                             exactly as name(s) appear in
                                             address. When signing as
                                             attorney-in-fact, executor,
                                             administrator, trustee or guardian,
                                             please add your title as such. If
                                             stockholder is a corporation,
                                             please sign with full corporate
                                             name by duly authorized officer or
                                             officers and affix the corporate
                                             seal. When stock is held in the
                                             name of two or more persons, all
                                             such persons should sign.

PLEASE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.